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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference of our report, dated January 14, 2000, included in this Form 10-K in the previously filed Registration Statements of Troy Group, Inc. on Form S-8 (File No. 333-84649 and 333-89589).

                                                  MCGLADREY & PULLEN, LLP


Anaheim, California
February 25, 2000